Other Liabilities	12 Months Ended
Dec. 31, 2024
Other Liabilities1 [Abstract]
Other Liabilities	Note 23 - Other Liabilities
(Amounts in thousands, except share, per share and per unit data)
The table below details the Group’s other liabilities as of the periods presented:

	December 31, 2024	December 31, 2023
Other non-current liabilities
Other non-current liabilities	$5,384	$2,224
Total other non-current liabilities	$5,384	$2,224
Other current liabilities
Accrued expenses(a)	$120,532	$99,723
Net revenue clearing(b)	40,935	79,056
Asset retirement obligations - current	6,436	5,402
Revenue to be distributed(c)	136,631	93,322
Total other current liabilities	$304,534	$277,503
(a)As of December 31, 2024 accrued expenses increased primarily due to an $8,347 increase in accrued capital expenditures and a $6,890 increase in hedge settlement payables. As of December 31, 2023 accrued expenses decreased primarily due to a $50,541 decrease in hedge settlements payables, resulting from lower commodity prices during that year. For more detailed information on year-over-year changes in other liabilities and their fixed and variable nature, refer to the Financial Review.
(b)Net revenue clearing represents the estimated revenue that is payable to third-party working interest owners. The year-over-year decrease in net revenue clearing was primarily due to the Oaktree acquisition in June 2024.
(c)Revenue to be distributed refers to revenue that is payable to third-party working interest owners but has not yet been paid due to unresolved title, legal, ownership, or other issues. The Group releases the underlying liability as these issues are resolved. Since the timing of resolution is uncertain, the Group records this balance as a current liability. The year-over-year increase in revenue to be distributed was attributed to the Group’s growth.